EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Declaration of Trust, dated March 1, 1999
            (filed as a part of Post-Effective Amendment No. 14 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-43321 filed on April 30, 1999, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws dated March 9, 1998 (filed as a part of
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229
            filed on March 26, 1998 and incorporated herein by reference).

EX-99.d1    Investor Class Management Agreement Class between American Century
            International Bond Funds and American Century Investment Management,
            Inc., dated August 1, 1997 (filed as a part of Post-Effective
            Amendment No. 33 to the Registration Statement on Form N-1A of
            American Century Government Income Trust, File No. 2-99222, filed on
            July 31, 1997, and incorporated herein by reference).

EX-99.d2    Amendment to Investor Class Management Agreement between American
            Century International Bond Funds and American Century Investment
            Management, Inc., dated March 31, 1998 (filed as a part of
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century International Bond Funds and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as a part of
            Post-Effective Amendment No 39 to the Registration Statement on Form
            N-1A of American Century Government Income Trust, File No. 2-99222,
            filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Investor Class Management Agreement between
            American Century International Bond Funds and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as a part of Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A of American Century California Tax-Free and
            Municipal Funds, File No. 2-82734, filed on December 20, 2000, and incorporated herein by reference).

EX-99.d5    Advisor Class Management Agreement between American Century
            International Bond Funds, and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as a part of
            Post-Effective Amendment No. 27 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on August 28, 1997, and incorporated herein by reference).

EX-99.d6    Amendment to Advisor Class Management Agreement between American
            Century International Bond Funds and American Century Investment
            Management, Inc., dated June 1, 1998 (filed as a part of
            Post-Effective Amendment No. 9 to the Registration Statement on Form
            N-1A of American Century Investment Trust, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d7    Amendment No. 1 to Advisor Class Management Agreement between
            American Century International Bond Funds and American Century
            Investment Management, Inc. dated September 16, 2000 (filed as a part of Post-Effective Amendment No. 36 to the Registration
            Statement on Form N1-A of American Century Target Maturities Trust,
            File No. 2-94608, filed on April 18, 2000, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century International Bond
            Funds and American Century Investment Management, dated March 13,
            2000 (filed as a part of Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc. File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century International Bond Funds and American Century Investment
            Services, Inc., dated June 1, 2000 (filed as a part of
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to Distribution Agreement between American Century
            International Bond Funds and American Century Investment Services,
            Inc. dated November 20, 2000 (filed as a part of Post-Effective
            Amendment No. 29 to the Registration Statement on Form N-1A of
            American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to Distribution Agreement between American Century
            International Bond Funds and American Century Investment Services,
            Inc. dated March 1, 2001 (filed as a part of Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust File 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century International Bond Funds and American Century Investment
            Services, Inc. dated April 30, 2001 (filed as part of Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.g1    Omnibus Custodian Agreement between American Century International
            Bond Funds and State Street Bank and Trust Company dated August 10,
            1993 (filed as a part of Post-Effective Amendment No. 7 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g2    Amendment No. 1 dated December 1, 1994 to the Omnibus Custodian
            Agreement between American Century International Bond Funds and
            State Street Bank and Trust Company dated August 10, 1993 (filed as a part of Post-Effective Amendment No. 7 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g3    Amendment dated March 4, 1996 to the Omnibus Custodian Agreement between American Century International Bond Funds and State Street
            Bank and Trust Company dated August 10, 1993 (filed as a part of
            Post-Effective Amendment No. 7 to the Registration Statement on Form
            N-1A of the Registrant, File No. 33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g4    Amendment dated December 9, 2000 to Omnibus Custodian Agreement between American Century International Bond Funds and State Street
            Bank and Trust Company dated August 10, 1993, is included herein.

EX-99.g5    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N.A. dated January 22, 1997 (filed as a part of
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century International
            Bond Funds and American Century Services Corporation dated August 1,
            1997 (filed as a part of Post-Effective Amendment No. 33 to the
            Registration Statement on Form N1-A of the American Century
            Government Income Trust filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to Transfer Agency Agreement between American Century
            International Bond Funds and American Century Services Corporation
            dated March 9, 1998 (filed as a part of Post-Effective Amendment No.
            23 on Form N1-A to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on March
            26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment to the Transfer Agency Agreement between American Century
            International Bond Funds and American Century Services Corporation,
            dated June 29, 1998 (filed as a part of Post Effective Amendment No.
            23 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 to the Transfer Agency Agreement between American
            Century International Bond Funds and American Century Services
            Corporation, dated November 20, 2000 (filed as Exhibit h4 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank as Administrative Agent, dated as of December 19,
            2000 (filed as part of Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i     Opinion and consent of counsel, (filed as a part of Post-Effective
            Amendment No. 14 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-43321, filed on April 30, 1999, and incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers, LLP, independent accountants, is included herein.

EX-99.j2    Power of Attorney dated September 16, 2000 is included herein.

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century International Bond
            Fund, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class) dated August 1, 1997
            (filed as an Exhibit to Post-Effective Amendment No. 32 to the
            Registration Statement on Form N-1A for American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century International Bond Funds (Advisor Class) dated
            June 29, 1998 (filed as a part of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.o     Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds dated November 20, 2000 (filed as a part of
            Post-Effective Amendment No. 35 of the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as a part of
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on March 10, 2000, and incorporated herein by reference).

EX-99.p2    J. P. Morgan Investment Management, Inc. Code of Ethics (filed as a part of Post- Effective Amendment No. 20 to the Registration
            Statement on Form N-1A of American Century Variable Portfolios,
            Inc., File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).